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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2004


                              Escalon Medical Corp.
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  Pennsylvania                          0-20127                33-0272839
-----------------               -----------------------      ---------------
(State or other jurisdiction                                 (IRS employer
of incorporation)               (Commission file number)     identification no.)

   575 East Swedesford Road, Suite 100
           Wayne, Pennsylvania                                     19087
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(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (610) 688-6830

                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5. Other Events and Regulation FD Disclosure.

           On April 8, 2004, we issued a press release announcing our intention to make an exchange offer for the shares of Drew Scientific Group PLC ("Drew"). We intend to offer 0.0048 shares of our common stock in exchange for each ordinary share of Drew that is validly tendered. The exchange offer values each Drew share at (pound)0.06 (approximately $0.11) based on the closing price of $23.25 per share of our common stock on April 7, 2004. A copy of the press release is attached as an exhibit to this Form 8-K current report.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits.

            The following exhibit is filed herewith:

            Exhibit No.                        Description
               99.1         Press release issued by Escalon Medical Corp.
                            dated April 8, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ESCALON MEDICAL CORP.



Date: April 8, 2004          By:      /s/ Richard J. DePiano
                                ----------------------------
                                          Richard J. DePiano
                                          Chairman and
                                          Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number          Description
    99.1        Press release dated April 8, 2004 issued by the Company.